                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                          CHAPTER 11
IN RE: ENRON CORP.,
ET AL., DEBTORS           CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                          01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                          01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                          01-16431, 01-16467, 01-16483, 02-10007, 02-10038,
                          02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                          02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                          02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                          02-10757, 02-10760, 02-10761, 02-10764, 02-10766,
                          02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                          02-11268, 02-11272, 02-11824, 02-11884, 02-12104 ,
                          02-12105, 02-12106, 02-12347, 02-12398, 02-12400,
                          02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                          02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                          02-16441, 02-16492, 03-10106, 03-10673, 03-10676,
                          03-10678, 03-10681, 03-10682, 03-11364, 03-11369,
                          03-11371, 03-11373, 03-11374, 03-12088, 03-13151,
                          03-13154 THROUGH 03-13160, 03-13234 THROUGH 03-13241,
                          03-13259, 03-13446, 03-13447, 03-13451, 03-13453,
                          03-13454, 03-13457, 03-13459 THROUGH 03-13463,
                          03-13465, 03-13467, 03-13468, 03-13469, 03-13489,
                          03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                          03-13862, 03-13877 THROUGH 03-13885, 03-13915,
                          03-13918, 03-13919, 03-13920, 03-13926, 03-13930,
                          03-13949, 03-13950, 03-13952, 03-13953, 03-13957,
                          03-14053, 03-14054, 03-14065, 03-14067, 03-14068,
                          03-14069, 03-14070, 03-14126, 03-14130, 03-14131,
                          03-14175, 03-14176, 03-14177, 03-14178, 03-14185,
                          03-14223 THROUGH 03-14232, 03-14539, 03-14540,
                          03-14862, 03-14871

                          (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED JULY 31, 2003

DEBTORS' ADDRESS:          Enron Corp. et al.
                           1400 Smith Street
                           Houston, TX 77002

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153

REPORT PREPARER:           Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: November 5, 2003              By: /s/ Raymond M. Bowen, Jr.
                                        --------------------------------
                                        Name:  Raymond M. Bowen, Jr.
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JULY 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through July 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1


                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended July 31, 2003
                                  (In Millions)


                                                                                                             Transfer
                                                                                                             (to)/from
                                                          Beginning    3rd Party   3rd Party        Net      Restricted    Ending
Debtor Company                                 Case No.    Balance     Receipts  Disbursements  Intercompany   Cash      Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033    $      5          --    $     --     $     --     $     --     $      5
Enron Corp.                                    01-16034         142           5         (50)          14           --          111
Enron North America Corp.                      01-16035         477          63          (2)           5           (1)         542
Enron Power Marketing, Inc.                    01-16036         312           9          --           --           --          321
PBOG Corp.                                     01-16037          --          --          --           --           --           --
Smith Street Land Company                      01-16038          --          --          --           --           --           --
Enron Broadband Services, Inc.                 01-16039          --          --          --           --           --           --
Enron Energy Services Operations, Inc.         01-16040         107          31          (1)          --          (29)         108
Enron Energy Marketing Corp.                   01-16041          --          --          --           --           --           --
Enron Energy Services, Inc.                    01-16042          60           4          --           --           --           64
Enron Energy Services, LLC                     01-16043          --          --          --           --           --           --
Enron Transportation Services Company          01-16044          --          --          --           --           --           --
BAM Leasing Company                            01-16045          --          --          --           --           --           --
ENA Asset Holdings, L.P.                       01-16046           1          --          --           --           --            1
Enron Gas Liquids, Inc.                        01-16048          --          --          --           --           --           --
Enron Global Markets LLC                       01-16076          --          --          --           --           --           --
Enron Net Works L.L.C                          01-16078           1          --          (6)           5           --           --
Enron Industrial Markets LLC                   01-16080          --          --          --           --           --           --
Operational Energy Corp.                       01-16109          --          --          --           --           --           --
Enron Engineering & Construction Co.           01-16110           3          --          --            1           --            4
Enron Engineering & Operational
 Services Co.                                  01-16111          --          --          --           --           --           --
Garden State Paper Company LLC                 01-16280           8          --          --           --           --            8
Palm Beach Development Company, L.L.C          01-16319          --          --          --           --           --           --
Tenant Services, Inc.                          01-16428          --          --          --           --           --           --
Enron Energy Information
 Solutions, Inc.                               01-16429          --          --          --           --           --           --
EESO Merchant Investments, Inc.                01-16430          --          --          --           --           --           --
Enron Federal Solutions, Inc.                  01-16431          --          --          --           --           --           --
Enron Freight Markets Corp.                    01-16467          --          --          --           --           --           --
Enron Broadband Services, L.P.                 01-16483          --          --          --           --           --           --
Enron Energy Services North America, Inc.      02-10007          --          --          --           --           --           --
Enron LNG Marketing LLC                        02-10038          --          --          --           --           --           --
Calypso Pipeline, LLC                          02-10059          --          --          --           --           --           --
Enron Global LNG LLC                           02-10060          --          --          --           --           --           --
Enron International Fuel Management Company    02-10061          --          --          --           --           --           --
Enron Natural Gas Marketing Corp.              02-10132          --          --          --           --           --           --
ENA Upstream Company LLC                       02-10232          --          --          --           --           --           --
Enron Liquid Fuels, Inc.                       02-10252          --          --          --           --           --           --
Enron LNG Shipping Company                     02-10346           3          --          --           --           --            3
Enron Property & Services Corp.                02-10464          --          --          (1)           1           --           --
Enron Capital & Trade Resources
 International Corp.                           02-10613          20           2          --           (1)          --           21
Enron Communication Leasing Corp.              02-10632          --          --          --           --           --           --
Enron Wind Corp.(b)                            02-10743
Enron Wind Systems, Inc.(b)                    02-10747
Enron Wind Energy Systems Corp.(b)             02-10748
Enron Wind Maintenance Corp.(b)                02-10751
Enron Wind Constructors Corp.(b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC)(a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC)(a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC)(a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC)(a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC)(a)          02-10766

                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                                                                             Transfer
                                                                                                             (to)/from
                                                          Beginning    3rd Party   3rd Party        Net      Restricted    Ending
Debtor Company                                 Case No.    Balance     Receipts  Disbursements  Intercompany   Cash      Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939          --          --          --          --          --          --
Enron Processing Properties, Inc.              02-11123          --          --          --          --          --          --
Enron Methanol Company                         02-11239          --          --          --          --          --          --
Enron Ventures Corp.                           02-11242          --          --          --          --          --          --
Enron Mauritius Company                        02-11267          --          --          --          --          --          --
Enron India Holding Ltd.                       02-11268          --          --          --          --          --          --
Offshore Power Production C.V                  02-11272          --          --          --          --          --          --
The New Energy Trading Company                 02-11824           4          --          --          --          --           4
EES Service Holdings, Inc                      02-11884          --          --          --          --          --          --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)    02-12104
ZWHC, LLC(a)                                   02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                    02-12106
Enron Reserve Acquisition Corp.                02-12347          --          --          --          --          --          --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.)(a)                                     02-12398
Enron Power & Industrial Construction(a)       02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc.(a)          02-12403
San Juan Gas Company, Inc.                     02-12902          --          --          --          --          --          --
EBF, LLC                                       02-13702          --          --          --          --          --          --
Zond Minnesota Construction Co. LLC(a)         02-13723
Enron Fuels International, Inc.                02-14046          --          --          --          --          --          --
E Power Holdings Corp.                         02-14632          --          --          --          --          --          --
EFS Construction Management Services, Inc.     02-14885          --          --          --          --          --          --
Enron Management Inc.                          02-14977          --          --          --          --          --          --
Enron Expat Services, Inc.                     02-15716          --          --          --          --          --          --
Artemis Associates, LLC                        02-16441          --          --          --          --          --          --
Clinton Energy Management Services, Inc.       02-16492           6          --          --          --          --           6
LINGTEC Constructors, L.P.                     03-10106          --          --          --          --          --          --
EGS New Ventures Group                         03-10673          --          --          --          --          --          --
Louisiana Gas Marketing Company                03-10676          --          --          --          --          --          --
Louisiana Resources Company                    03-10678          --          --          --          --          --          --
LGMI, Inc.                                     03-10681          --          --          --          --          --          --
LRCI, Inc.                                     03-10682          --          --          --          --          --          --
Enron Communications Group, Inc.               03-11364          --          --          --          --          --          --
EnRock Management, LLC                         03-11369          --          --          --          --          --          --
ECI-Texas, L.P.                                03-11371          --          --          --          --          --          --
EnRock, L.P.                                   03-11373          --          --          --          --          --          --
ECI-Nevada Corp.                               03-11374          --          --          --          --          --          --
Enron Alligator Alley Pipeline Company         03-12088          --          --          --          --          --          --
Enron Wind Storm Lake I LLC(a)                 03-13151
ECT Merchant Investments Corp.                 03-13154          --          --          --          --          --          --
EnronOnline, LLC                               03-13155          --          --          --          --          --          --
St. Charles Development Company LLC            03-13156          --          --          --          --          --          --
Calcasieu Development Company LLC              03-13157          --          --          --          --          --          --
Calvert City Power I, LLC                      03-13158          --          --          --          --          --          --
Enron ACS, Inc.                                03-13159          --          --          --          --          --          --
LOA, Inc.                                      03-13160          12          --          --          --          --          12
Enron India LLC                                03-13234          --          --          --          --          --          --
Enron International Inc.                       03-13235          --          --          --          --          --          --
Enron International Holdings Corp.             03-13236          --          --          --          --          --          --
Enron Middle East LLC                          03-13237          --          --          --          --          --          --
Enron WarpSpeed Services, Inc.                 03-13238          --          --          --          --          --          --
Modulus Technologies, Inc.                     03-13239          --          --          --          --          --          --
Enron Telecommunications, Inc.                 03-13240          --          --          --          --          --          --
DataSystems Group, Inc.                        03-13241          --          --          --          --          --          --
Risk Management & Trading Corp.                03-13259          --          --          --          --          --          --
Omicron Enterprises, Inc.                      03-13446          --          --          --          --          --          --


                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)


                                                                                                             Transfer
                                                                                                             (to)/from
                                                          Beginning    3rd Party   3rd Party        Net      Restricted    Ending
Debtor Company                                 Case No.    Balance     Receipts  Disbursements  Intercompany   Cash      Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                     03-13447        78          --          --          --           --          78
EFS II, Inc.                                    03-13451        --          --          --          --           --          --
EFS III, Inc.                                   03-13453        --          --          --          --           --          --
EFS V, Inc.                                     03-13454        --          --          --          --           --          --
EFS VI, Inc.                                    03-13457        --          --          --          --           --          --
EFS VII, Inc.                                   03-13459        --          --          --          --           --          --
EFS IX, Inc.                                    03-13460        --          --          --          --           --          --
EFS X, Inc.                                     03-13461        --          --          --          --           --          --
EFS XI, Inc.                                    03-13462        --          --          --          --           --          --
EFS XII, Inc.                                   03-13463        --          --          --          --           --          --
EFS XV, Inc.                                    03-13465        --          --          --          --           --          --
EFS XVII, Inc.                                  03-13467        --          --          --          --           --          --
Jovinole Associates                             03-13468        --          --          --          --           --          --
EFS Holdings, Inc.                              03-13469         1          --          --          --           --           1
Enron Operations Services Corp.                 03-13489        27          --          --          --           --          27
Green Power Partners I, LLC(a)                  03-13500
TLS Investors, LLC                              03-13502        --          --          --          --           --          --
ECT Securities Limited Partnership              03-13644         3          --          --          --           --           3
ECT Securities LP Corp.                         03-13647        --          --          --          --           --          --
ECT Securities GP Corp.                         03-13649        --          --          --          --           --          --
KUCC Cleburne, LLC                              03-13862        --          --          --          --           --          --
Enron International Asset Management Corp.      03-13877        --          --          --          --           --          --
Enron Brazil Power Holdings XI Ltd.             03-13878        --          --          --          --           --          --
Enron Holding Company, L.L.C                    03-13879        --          --          --          --           --          --
Enron Development Management, Ltd.              03-13880        --          --          --          --           --          --
Enron International Korea Holdings Corp.        03-13881        --          --          --          --           --          --
Enron Caribe VI Holdings Ltd.                   03-13882        --          --          --          --           --          --
Enron International Asia Corp.                  03-13883        --          --          --          --           --          --
Enron Brazil Power Investments XI Ltd.          03-13884        --          --          --          --           --          --
Paulista Electrical Distribution, L.L.C         03-13885        --          --          --          --           --          --
Enron Pipeline Construction Services Company    03-13915        --          --          --          --           --          --
Enron Pipeline Services Company                 03-13918        --          --          --          --           --          --
Enron Trailblazer Pipeline Company              03-13919        --          --          --          --           --          --
Enron Liquid Services Corp.                     03-13920        --          --          --          --           --          --
Enron Machine and Mechanical Services, Inc.     03-13926        --          --          --          --           --          --
Enron Commercial Finance Ltd.                   03-13930        --          --          --          --           --          --
Enron Permian Gathering, Inc.                   03-13949        --          --          --          --           --          --
Transwestern Gathering Company                  03-13950        --          --          --          --           --          --
Enron Gathering Company                         03-13952        --          --          --          --           --          --
EGP Fuels Company                               03-13953        --          --          --          --           --          --
Enron Asset Management Resources, Inc.          03-13957        --          --          --          --           --          --
Enron Brazil Power Holdings I Ltd.              03-14053        --          --          --          --           --          --
Enron do Brazil Holdings Ltd.                   03-14054        --          --          --          --           --          --
Enron Wind Storm Lake II LLC(a)                 03-14065
Enron Renewable Energy Corp.(a)                 03-14067
Enron Acquisition III Corp.                     03-14068        --          --          --          --           --          --
Enron Wind Lake Benton LLC(a)                   03-14069
Superior Construction Company                   03-14070        --          --          --          --           --          --
EFS IV, Inc.                                    03-14126        --          --          --          --           --          --
EFS VIII, Inc.                                  03-14130        --          --          --          --           --          --
EFS XIII, Inc.                                  03-14131        --          --          --          --           --          --
Enron Credit Inc.                               03-14175         1          --          --          --           --           1
Enron Power Corp.                               03-14176        11          --          --          --           --          11
Richmond Power Enterprise, L.P.                 03-14177        --          --          --          --           --          --
ECT Strategic Value Corp.                       03-14178        --          --          --          --           --          --
Enron Development Funding Ltd.                  03-14185         1          --          --          --           --           1
Atlantic Commercial Finance, Inc.               03-14223         7          --          --          (5)          --           2
The Protane Corporation                         03-14224        --          --          --          --           --          --

                             Continued on next page

                                                                         Table 1


                                 Enron Debtors
                     Cash Activity Rollforward - Continued
                       For the Month Ended July 31, 2003
                                 (In Millions)

                                                                                                             Transfer
                                                                                                             (to)/from
                                                          Beginning    3rd Party   3rd Party        Net      Restricted    Ending
Debtor Company                                 Case No.    Balance     Receipts  Disbursements  Intercompany   Cash      Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225           6          --           --           --           --            6
Enron Development Corp.                        03-14226          --          --           --           --           --           --
ET Power 3 LLC                                 03-14227          --          --           --           --           --           --
Nowa Sarzyna Holding B.V                       03-14228          --          --           --           --           --           --
Enron South America LLC                        03-14229           6          --           --            5           --           11
Enron Global Power & Pipelines LLC             03-14230          --          --           --           --           --           --
Portland General Holdings, Inc.                03-14231          --          --           --           --           --           --
Portland Transition Company, Inc.              03-14232          --          --           --           --           --           --
Cabazon Power Partners LLC                     03-14539          --          --           --           --           --           --
Cabazon Holdings LLC                           03-14540           6          --           --           --           --            6
Enron Caribbean Basin LLC                      03-14862           9          --           (1)          (1)          --            7
Victory Garden Power Partners I LLC            03-14871           1          --           --           --           --            1
                                                           --------    --------     --------     --------     --------     --------

Combined Debtor Entities                                   $  1,318    $    114     $    (61)    $     24     $    (30)    $  1,365
                                                           ========    ========     ========     ========     ========     ========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

Enron Metals & Commodity Corp.              $   24
Enron Corp.                                    156
Enron North America Corp.                      684
Enron Power Marketing, Inc.                    455
Smith Street Land Company                       86
Enron Broadband Services, Inc.                 144
Enron Energy Services Operations, Inc.          53
Enron Energy Marketing Corp.                    26
Enron Energy Services, Inc.                    187
Enron Gas Liquids, Inc.                          7
Enron Net Works LLC                              1
Enron Energy Information Solutions, Inc.         2
Enron LNG Marketing LLC                         31
Calypso Pipeline, LLC                            5
Enron Liquid Fuels, Inc.                         1
Enron LNG Shipping Company                      24
Enron Methanol Company                           5
Enron Reserve Acquisition Corp.                 27
EBF, LLC                                         8
E Power Holdings Corp.                           2
Enron Global Power & Pipelines LLC              21
                                            ------
Combined Debtor Entities                    $1,949
                                            ======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                             Beginning                                  (Payments)     Ending
Debtor Company                                Case No.        Balance      Accruals    Intercompany       Refunds      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  01-16033   $         --    $     --    $         --    $          --   $     --
Enron Corp.                                     01-16034             19         (45)             39               --         13
Enron North America Corp.                       01-16035              6          (3)              3               --          6
Enron Power Marketing, Inc.                     01-16036              2           2              (2)              --          2
PBOG Corp.                                      01-16037             --          --              --               --         --
Smith Street Land Company                       01-16038             --          --              --               --         --
Enron Broadband Services, Inc.                  01-16039             (1)        (11)             11               --         (1)
Enron Energy Services Operations, Inc.          01-16040              1         (15)             15               --          1
Enron Energy Marketing Corp.                    01-16041             --          (1)              1               --         --
Enron Energy Services, Inc.                     01-16042             13          --              (1)              --         12
Enron Energy Services, LLC                      01-16043             --          --              --               --         --
Enron Transportation
  Services Company                              01-16044             --          --              --               --         --
BAM Leasing Company                             01-16045             --         (11)             11               --         --
ENA Asset Holdings, L.P.                        01-16046             --          --              --               --         --
Enron Gas Liquids, Inc.                         01-16048             --          --              --               --         --
Enron Global Markets LLC                        01-16076             --          --              --               --         --
Enron Net Works L.L.C                           01-16078              1          (3)              3               --          1
Enron Industrial Markets LLC                    01-16080             --          --              --               --         --
Operational Energy Corp.                        01-16109             --          --              --               --         --
Enron Engineering &
  Construction Co.                              01-16110             --          --              --               --         --
Enron Engineering &
  Operational Services Co.                      01-16111             --          --              --               --         --
Garden State Paper Company LLC                  01-16280             --          --              --               --         --
Palm Beach Development Company, L.L.C           01-16319             --          --              --               --         --
Tenant Services, Inc.                           01-16428             --          --              --               --         --
Enron Energy Information
  Solutions, Inc.                               01-16429             --          --              --               --         --
EESO Merchant Investments, Inc.                 01-16430             --          --              --               --         --
Enron Federal Solutions, Inc.                   01-16431             --          --              --               --         --
Enron Freight Markets Corp.                     01-16467             --          --              --               --         --
Enron Broadband Services, L.P.                  01-16483             --          --              --               --         --
Enron Energy Services
  North America, Inc.                           02-10007             --          --              --               --         --
Enron LNG Marketing LLC                         02-10038             --          --              --               --         --
Calypso Pipeline, LLC                           02-10059             --          --              --               --         --
Enron Global LNG LLC                            02-10060             --          --              --               --         --
Enron International
  Fuel Management Company                       02-10061             --          --              --               --         --
Enron Natural Gas Marketing Corp.               02-10132             --          --              --               --         --
ENA Upstream Company LLC                        02-10232             --          --              --               --         --
Enron Liquid Fuels, Inc.                        02-10252             (1)         --              --               --         (1)
Enron LNG Shipping Company                      02-10346             --          --              --               --         --
Enron Property & Services Corp.                 02-10464              1          --              --               --          1
Enron Capital & Trade Resources
  International Corp.                           02-10613             (1)         (1)              1               --         (1)
Enron Communication Leasing Corp.               02-10632              4          (1)              1               --          4
Enron Wind Corp. (b)                            02-10743
Enron Wind Systems, Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)             02-10748
Enron Wind Maintenance Corp. (b)                02-10751
Enron Wind Constructors Corp. (b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)          02-10766



                           Continued on the next page

                                                                        Table 2



                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                                 Beginning                                (Payments)    Ending
Debtor Company                                      Case No.      Balance       Accruals   Intercompany    Refunds      Balance
--------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939           --            --            --           --           --
Enron Processing Properties, Inc.                    02-11123           --            --            --           --           --
Enron  Methanol Company                              02-11239            1            --            --           --            1
Enron Ventures Corp.                                 02-11242           --            --            --           --           --
Enron Mauritius Company                              02-11267           --            --            --           --           --
Enron India Holding Ltd.                             02-11268           --            --            --           --           --
Offshore Power Production C.V                        02-11272           --            --            --           --           --
The New Energy Trading Company                       02-11824           --            --            --           --           --
EES Service Holdings Inc.                            02-11884           --            --            --           --           --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                         02-12106
Enron Reserve Acquisition Corp.                      02-12347           --            --            --           --           --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902           --            --            --           --           --
EBF, LLC                                             02-13702           --            --            --           --           --
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046           --            --            --           --           --
E Power Holdings Corp.                               02-14632           --            --            --           --           --
EFS Construction Management Services, Inc.           02-14885           --            --            --           --           --
Enron Management Inc.                                02-14977            1             1            --           --            2
Enron Expat Services, Inc.                           02-15716           --            --            --           --           --
Artemis Associates, LLC                              02-16441           --            --            --           --           --
Clinton Energy Management Services, Inc.             02-16492           --            --            --           --           --
LINGTEC Constructors, L.P.                           03-10106          (10)           --            --           --          (10)
EGS New Ventures Corp.                               03-10673           --            --            --           --           --
Louisiana Gas Marketing Company                      03-10676           --            --            --           --           --
Louisiana Resources Company                          03-10678           --            --            --           --           --
LGMI, Inc.                                           03-10681            1            --            --           --            1
LRCI, Inc.                                           03-10682           --            --            --           --           --
Enron Communications Group, Inc.                     03-11364           --            --            --           --           --
EnRock Management, LLC                               03-11369           --            --            --           --           --
ECI-Texas, L.P.                                      03-11371           (2)           --            --           --           (2)
EnRock, L..P                                         03-11373           --            --            --           --           --
ECI-Nevada Corp.                                     03-11374           --            --            --           --           --
Enron Alligator Alley Pipeline Company               03-12088           --            --            --           --           --
Enron Wind Storm Lake I LLC (a)                      03-13151
ECT Merchant Investments corp                        03-13154           --            --            --           --           --
EnronOnline, LLC                                     03-13155           --            --            --           --           --
St. Charles Development Company, LLC                 03-13156           --            --            --           --           --
Calcasieu Development Company                        03-13157           --            --            --           --           --
Calvert City Power I, LLC                            03-13158           --            --            --           --           --
Enron ACS, Inc.                                      03-13159           --            --            --           --           --
LOA, Inc.                                            03-13160           --            --            --           --           --
Enron India LLC                                      03-13234           --            --            --           --           --
Enron International Inc.                             03-13235           --            --            --           --           --
Enron International Holdings                         03-13236           --            --            --           --           --
Enron Middle East LLC                                03-13237           --            --            --           --           --
Enron WarpSpeed Services, Inc.                       03-13238           --            --            --           --           --
Modulus Technologies, Inc.                           03-13239           --            --            --           --           --
Enron Telecommunications, Inc.                       03-13240           --            --            --           --           --
DataSystems Group, Inc.                              03-13241           --            --            --           --           --
Risk Management & Trading Corp.                      03-13259           --            (2)            2           --           --
Omnicron Enterprises, Inc.                           03-13446           --            --            --           --           --


                           Continued on the next page

                                                                        Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                                    Beginning                               (Payments)     Ending
Debtor Company                                          Case No.     Balance     Accruals   Intercompany     Refunds       Balance
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                           03-13447         --           --           --             --            --
EFS II, Inc.                                          03-13451         --           --           --             --            --
EFS III, Inc.                                         03-13453         --           --           --             --            --
EFS V, Inc.                                           03-13454         --           --           --             --            --
EFS VI, Inc.                                          03-13457         --           --           --             --            --
EFS VII, Inc.                                         03-13459         --           --           --             --            --
EFS IX, Inc.                                          03-13460         --           --           --             --            --
EFS X, Inc.                                           03-13461         --           --           --             --            --
EFS XI, Inc.                                          03-13462         --           --           --             --            --
EFS XII, Inc.                                         03-13463         --           --           --             --            --
EFS XV, Inc.                                          03-13465         --           --           --             --            --
EFS XVII, Inc.                                        03-13467         --           --           --             --            --
Jovinole Associates                                   03-13468         --           --           --             --            --
EFS Holdings, Inc.                                    03-13469         --           --           --             --            --
Enron Operations Services Corp.                       03-13489         --           --           --             --            --
Green Power Partners I LLC (a)                        03-13500
TLS Investors, LLC                                    03-13502         --           --           --             --            --
ECT Securities Limited Partnership                    03-13644         --           --           --             --            --
ECT Securities LP Corp.                               03-13647         --           --           --             --            --
ECT Securities GP Corp.                               03-13649         --           --           --             --            --
KUCC Cleburne, LLC                                    03-13862         --           --           --             --            --
Enron International Asset Management Corp.            03-13877         --           --           --             --            --
Enron Brazil Power Holdings XI Ltd.                   03-13878         --           --           --             --            --
Enron Holding Company L.L.C.                          03-13879         --           --           --             --            --
Enron Development Management Ltd.                     03-13880         --           --           --             --            --
Enron International Korea Holdings Corp.              03-13881         --           --           --             --            --
Enron Caribe VI Holdings Ltd.                         03-13882         --           --           --             --            --
Enron International Asia Corp.                        03-13883         --           --           --             --            --
Enron Brazil Power Investments XI Ltd.                03-13884         --           --           --             --            --
Paulista Electrical Distribution, L.L.C.              03-13885         --           --           --             --            --
Enron Pipeline Construction Services Company          03-13915         --           --           --             --            --
Enron Pipeline Services Company                       03-13918          1           --           --             --            1
Enron Trailblazer Pipeline Company                    03-13919         --           --           --             --            --
Enron Liquid Services Corp.                           03-13920         --           --           --             --            --
Enron Machine and Mechanical Services, Inc.           03-13926         --           --           --             --            --
Enron Commercial Finance Ltd.                         03-13930         --           --           --             --            --
Enron Permian Gathering Inc.                          03-13949         --           --           --             --            --
Transwestern Gathering Company                        03-13950         --           --           --             --            --
Enron Gathering Company                               03-13952         --           --           --             --            --
EGP Fuels Company                                     03-13953         --           --           --             --            --
Enron Asset Management Resources, Inc.                03-13957         --           --           --             --            --
Enron Brazil Power Holdings, I Ltd.                   03-14053         --           --           --             --            --
Enron do Brazil Holdings, Ltd.                        03-14054         --           --           --             --            --
Enron Wind Storm Lake II LLC (a)                      03-14065
Enron Renewable Energy Corp. (a)                      03-14067
Enron Acquisition III Corp.                           03-14068         --           --           --             --            --
Enron Wind Lake Benton LLC (a)                        03-14069
Superior Construction Company                         03-14070         --           --           --             --            --
EFS IV, Inc.                                          03-14126         --           --           --             --            --
EFS VIII, Inc.                                        03-14130         --           --           --             --            --
EFS XIII, Inc.                                        03-14131         --           --           --             --            --
Enron Credit Inc.                                     03-14175         --           --           --             --            --
Enron Power Corp.                                     03-14176         --           --           --             --            --
Richmond Power Enterprise, L.P.                       03-14177         --           --           --             --            --
ECT Strategic Value Corp.                             03-14178         --           --           --             --            --
Enron Development Funding Ltd.                        03-14185         --           --           --             --            --
Atlantic Commercial Finance, Inc.                     03-14223         --           --           --             --            --
The Protane Corporation                               03-14224         --           --           --             --            --

                           Continued on the next page

                                                                        Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                          Beginning                                 (Payments)    Ending
Debtor Company                               Case No.      Balance       Accruals    Intercompany    Refunds      Balance
------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC        03-14225          --           --           --             --         --
Enron Development Corp.                      03-14226          --           --           --             --         --
ET Power 3 LLC                               03-14227          --           --           --             --         --
Nowa Sarzyna Holding B.V.                    03-14228          --           --           --             --         --
Enron South America LLC                      03-14229          --           --           --             --         --
Enron Global Power & Pipelines LLC           03-14230          --           --           --             --         --
Portland General Holdings, Inc.              03-14231          --           --           --             --         --
Portland Transition Company, Inc.            03-14232          --           --           --             --         --
Cabazon Power Partners LLC                   03-14539          --           --           --             --         --
Cabazon Holdings LLC                         03-14540          --           --           --             --         --
Enron Caribbean Basin LLC                    03-14862          --           (1)           1             --         --
Victory Garden Power Partners I LLC          03-14871          --           --           --             --         --
                                                             ----        -----         ----           ----       ----

Combined Debtor Entities                                     $ 36        $ (91)        $ 85           $ --       $ 30
                                                             ====        =====         ====           ====       ====


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of July 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                        Case No.        1-30        31-60     61-90      91+      Other    Total
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033       $   --      $   --    $   --    $   --    $   --    $  --
Enron Corp.                                           01-16034            1          --         2         3       118      124
Enron North America Corp.                             01-16035           --          --        --        --        40       40
Enron Power Marketing, Inc.                           01-16036           --          --        --        --        --       --
PBOG Corp.                                            01-16037           --          --        --        --        --       --
Smith Street Land Company                             01-16038           --          --        --        --        --       --
Enron Broadband Services, Inc.                        01-16039           --          --        --         1        --        1
Enron Energy Services Operations, Inc.                01-16040           --          --        --        --        --       --
Enron Energy Marketing Corp.                          01-16041           --          --        --        --        --       --
Enron Energy Services, Inc.                           01-16042           --          --        --        --        --       --
Enron Energy Services, LLC                            01-16043           --          --        --        --        --       --
Enron Transportation Services Company                 01-16044           --          --        --        --        --       --
BAM Leasing Company                                   01-16045           --          --        --        --        --       --
ENA Asset Holdings, L.P.                              01-16046           --          --        --         7        --        7
Enron Gas Liquids, Inc.                               01-16048           --          --        --        --        --       --
Enron Global Markets LLC                              01-16076           --          --        --        --        --       --
Enron Net Works L.L.C.                                01-16078            5          --        --         2        --        7
Enron Industrial Markets LLC                          01-16080           --          --        --        --        --       --
Operational Energy Corp.                              01-16109           --          --        --        --        --       --
Enron Engineering & Construction Co.                  01-16110           --          --        --        --        --       --
Enron Engineering & Operational
 Services Co.                                         01-16111           --          --        --        --        --       --
Garden State Paper Company LLC                        01-16280           --          --        --        --        --       --
Palm Beach Development Company, L.L.C.                01-16319           --          --        --        --        --       --
Tenant Services, Inc.                                 01-16428           --          --        --        --        --       --
Enron Energy Information
 Solutions, Inc.                                      01-16429           --          --        --        --        --       --
EESO Merchant Investments, Inc.                       01-16430           --          --        --        --        --       --
Enron Federal Solutions, Inc.                         01-16431           --          --        --        --        --       --
Enron Freight Markets Corp.                           01-16467           --          --        --        --        --       --
Enron Broadband Services, L.P.                        01-16483           --          --        --        --        --       --
Enron Energy Services North America, Inc.             02-10007           --          --        --        --        --       --
Enron LNG Marketing LLC                               02-10038           --          --        --        --        --       --
Calypso Pipeline, LLC                                 02-10059           --          --        --        --        --       --
Enron Global LNG LLC                                  02-10060           --          --        --        --        --       --
Enron International Fuel Management Company           02-10061           --          --        --        --        --       --
Enron Natural Gas Marketing Corp.                     02-10132           --          --        --        --        --       --
ENA Upstream Company LLC                              02-10232           --          --        --        --        --       --
Enron Liquid Fuels, Inc.                              02-10252           --          --        --        --        --       --
Enron LNG Shipping Company                            02-10346           --          --        --        --        --       --
Enron Property & Services Corp.                       02-10464           --          --        --        --        --       --
Enron Capital & Trade Resources
 International Corp.                                  02-10613           --          --        --        --        --       --
Enron Communication Leasing Corp.                     02-10632           --          --        --        --        --       --
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of July 31, 2003
                                  (In Millions)

                                                                           Current
Debtor Company                                                   Case No.   1-30      31-60     61-90     91+      Other   Total
--------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                           02-10939        --        --        --       --        --      --
Enron Processing Properties, Inc.                              02-11123        --        --        --       --        --      --
Enron Methanol Company                                         02-11239        --        --        --       --        --      --
Enron Ventures Corp.                                           02-11242        --        --        --       --        --      --
Enron Mauritius Company                                        02-11267        --        --        --       --        --      --
Enron India Holding Ltd.                                       02-11268        --        --        --       --        --      --
Offshore Power Production C.V.                                 02-11272        --        --        --       --        --      --
The New Energy Trading Company                                 02-11824        --        --        --       --        --      --
EES Service Holdings, Inc.                                     02-11884        --        --        --       --        --      --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)                   02-12104
ZWHC, LLC (a)                                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                                   02-12106
Enron Reserve Acquisition Corp.                                02-12347        --        --        --       --        --      --
EPC Estate Services, Inc.                                      02-12398
 (formerly National Energy Production Corp.) (a)               02-12398
Enron Power & Industrial Construction (a)                      02-12400
NEPCO Power Procurement Co. (a)                                02-12402
NEPCO Services International, Inc. (a)                         02-12403
San Juan Gas Company, Inc.                                     02-12902        --        --        --       --        --      --
EBF, LLC                                                       02-13702        --        --        --       --        --      --
Zond Minnesota Construction Company LLC (a)                    02-13723
Enron Fuels International, Inc.                                02-14046        --        --        --       --        --      --
E Power Holdings Corp                                          02-14632        --        --        --       --        --      --
EFS Construction Management Services, Inc.                     02-14885        --        --        --       --        --      --
Enron Management Inc.                                          02-14977        --        --        --       --        --      --
Enron Expat Services, Inc.                                     02-15716        --        --        --       --        --      --
Artemis Associates, LLC                                        02-16441        --        --        --       --        --      --
Clinton Energy Management Services, Inc.                       02-16492        --        --        --       --        --      --
LINGTEC Constructors, L.P.                                     03-10106        --        --        --       --        --      --
EGS New Ventures Corp.                                         03-10673        --        --        --       --        --      --
Louisiana Gas Marketing Company                                03-10676        --        --        --       --        --      --
Louisiana Resources Company                                    03-10678        --        --        --       --        --      --
LGMI, Inc.                                                     03-10681        --        --        --       --        --      --
LRCI, Inc.                                                     03-10682        --        --        --       --        --      --
Enron Communications Group, Inc.                               03-11364        --        --        --       --        --      --
EnRock Management, LLC                                         03-11369        --        --        --       --        --      --
ECI-Texas, L.P.                                                03-11371        --        --        --       --        --      --
EnRock, L.P.                                                   03-11373        --        --        --       --        --      --
ECI-Nevada Corp.                                               03-11374        --        --        --       --        --      --
Enron Alligator Alley Pipeline Company                         03-12088        --        --        --       --        --      --
Enron Wind Storm Lake I, LLC (a)                               03-13151
ECT Merchant Investments Corp                                  03-13154        --        --        --       --        --      --
EnronOnline, LLC                                               03-13155        --        --        --       --        --      --
St. Charles Development Company, LLC                           03-13156        --        --        --       --        --      --
Calcasieu Development Company, LLC                             03-13157        --        --        --       --        --      --
Calvert City Power I, LLC                                      03-13158        --        --        --       --        --      --
Enron ACS, Inc.                                                03-13159        --        --        --       --        --      --
LOA, Inc.                                                      03-13160        --        --        --       --        --      --
Enron India LLC                                                03-13234        --        --        --       --        --      --
Enron International Inc.                                       03-13235        --        --        --       --        --      --
Enron International Holdings Corp.                             03-13236        --        --        --       --        --      --
Enron Middle East LLC                                          03-13237        --        --        --       --        --      --
Enron WarpSpeed Services, Inc.                                 03-13238        --        --        --       --        --      --
Modulus Technologies, Inc.                                     03-13239        --        --        --       --        --      --
Enron Telecommunications, Inc.                                 03-13240        --        --        --       --        --      --
DataSystems Group, Inc.                                        03-13241        --        --        --       --        --      --
Risk Management & Trading Corp.                                03-13259        --        --        --       --        --      --
Omicron Enterprises, Inc.                                      03-13446        --        --        --       --        --      --



                           Continued on the next page

                                                                         Table 3


                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of July 31, 2003
                                  (In Millions)

                                                                   Current
Debtor Company                                     Case No.          1-30      31-60    61-90     91+     Other    Total
-----------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                        03-13447           --         --       --      --        --       --
EFS II, Inc.                                       03-13451           --         --       --      --        --       --
EFS III, Inc.                                      03-13453           --         --       --      --        --       --
EFS V, Inc.                                        03-13454           --         --       --      --        --       --
EFS VI, Inc.                                       03-13457           --         --       --      --        --       --
EFS VII, Inc.                                      03-13459           --         --       --      --        --       --
EFS IX, Inc.                                       03-13460           --         --       --      --        --       --
EFS X, Inc.                                        03-13461           --         --       --      --        --       --
EFS XI, Inc.                                       03-13562           --         --       --      --        --       --
EFS XII, Inc.                                      03-13563           --         --       --      --        --       --
EFS XV, Inc.                                       03-13465           --         --       --      --        --       --
EFS XVII, Inc.                                     03-13467           --         --       --      --        --       --
Jovinole Associates                                03-13468           --         --       --      --        --       --
EFS Holdings, Inc.                                 03-13469           --         --       --      --        --       --
Enron Operations Services Corp.                    03-13489           --         --       --      --        --       --
Green Power Partners I LLC (a)                     03-13500
TLS Investors, LLC                                 03-13502           --         --       --      --        --       --
ECT Securities Limited Partnership                 03-13644           --         --       --      --        --       --
ECT Securities LP Corp.                            03-13647           --         --       --      --        --       --
ECT Securities GP Corp.                            03-13649           --         --       --      --        --       --
KUCC Cleburne, LLC                                 03-13862           --         --       --      --        --       --
Enron International Asset Management Corp.         03-13877           --         --       --      --        --       --
Enron Brazil Power Holdings XI Ltd.                03-13878           --         --       --      --        --       --
Enron Holding Company L.L.C.                       03-13879           --         --       --      --        --       --
Enron Development Management Ltd.                  03-13880           --         --       --      --        --       --
Enron International Korea Holdings Corp.           03-13881           --         --       --      --        --       --
Enron Caribe VI Holdings Ltd.                      03-13882           --         --       --      --        --       --
Enron International Asia Corp.                     03-13883           --         --       --      --        --       --
Enron Brazil Power Investments XI Ltd.             03-13884           --         --       --      --        --       --
Paulista Electrical Distribution, L.L.C.           03-13885           --         --       --      --        --       --
Enron Pipeline Construction Services Company       03-13915           --         --       --      --        --       --
Enron Pipeline Services Company                    03-13918           --         --       --      --        --       --
Enron Trailblazer Pipeline Company                 03-13919           --         --       --      --        --       --
Enron Liquid Services Corp.                        03-13920           --         --       --      --        --       --
Enron Machine and Mechanical Services, Inc.        03-13926           --         --       --      --        --       --
Enron Commercial Finance Ltd.                      03-13930           --         --       --      --        --       --
Enron Permian Gathering, Inc.                      03-13949           --         --       --      --        --       --
Transwestern Gathering Company                     03-13950           --         --       --      --        --       --
Enron Gathering Company                            03-13952           --         --       --      --        --       --
EGP Fuels Company                                  03-13953           --         --       --      --        --       --
Enron Asset Management Resources, Inc.             03-13957           --         --       --      --        --       --
Enron Brazil Power Holdings I Ltd.                 03-14053           --         --       --      --        --       --
Enron do Brazil Holdings Ltd.                      03-14054           --         --       --      --        --       --
Enron Wind Storm Lake II LLC (a)                   03-14065
Enron Renewable Energy Corp. (a)                   03-14067
Enron Acquisition III Corp.                        03-14068           --         --       --      --        --       --
Enron Wind Lake Benton LLC (a)                     03-14069
Superior Construction Company                      03-14070           --         --       --      --        --       --
EFS IV Inc.                                        03-14126           --         --       --      --        --       --
EFS VII, Inc.                                      03-14130           --         --       --      --        --       --
EFS XIII, Inc.                                     03-14131           --         --       --      --        --       --
Enron Credit, Inc.                                 03-14175           --         --       --      --        --       --
Enron Power Corp.                                  03-14176           --         --       --      --        --       --
Richmond Power Enterprise, L.P.                    03-14177           --         --       --      --        --       --
ECT Strategic Value Corp.                          03-14178           --         --       --      --        --       --
Enron Development Funding Ltd.                     03-14185           --         --       --      --        --       --
Atlantic Commercial Finance, Inc.                  03-14223           --         --       --      --        --       --
The Protane Corporation                            03-14224           --         --       --      --        --       --


                             Continued on next page

                                                                         Table 3



                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of July 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                         Case No.        1-30         31-60     61-90      91+        Other    Total
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                 03-14225          --           --        --        --          --       --
Enron Development Corp.                               03-14226          --           --        --        --          --       --
ET Power 3 LLC                                        03-14227          --           --        --        --          --       --
Nowa Sarzyna Holding B.V.                             03-14228          --           --        --        --          --       --
Enron South America LLC                               03-14229          --           --        --        --          --       --
Enron Global Power & Pipelines LLC                    03-14230          --           --        --        --          --       --
Portland General Holdings, Inc.                       03-14231          --           --        --        --          --       --
Portland Transition Company, Inc.                     03-14232          --           --        --        --          --       --
Cabazon Power Partners LLC                            03-14539          --           --        --        --          --       --
Cabazon Holdings LLC                                  03-14540          --           --        --        --          --       --
Enron Caribbean Basin LLC                             03-14862          --           --        --        --          --       --
Victory Garden Power Partners I LLC                   03-14871          --           --        --        --          --       --
                                                                      ----       ------      -----     ----      -----     -----

Combined Debtor Entities                                              $  6       $   --      $   2     $ 13      $ 158     $ 179
                                                                      ====       ======      =====     ====      =====     =====

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                               As of July 31, 2003
                                  (In Millions)

                                                                       Current
Debtor Company                                           Case No.       1-30        31-60      61-90      91+      Other     Total
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                         01-16033        $   --      $   --     $   --    $   --    $   --    $   --
Enron Corp.                                            01-16034             2           1          1       173         2       179
Enron North America Corp.                              01-16035            --          --         --         9         6        15
Enron Power Marketing, Inc.                            01-16036            --          --         --        --        --        --
PBOG Corp.                                             01-16037            --          --         --        --        --        --
Smith Street Land Company                              01-16038            --          --         --        --        --        --
Enron Broadband Services, Inc.                         01-16039            --          --         --        18       (17)        1
Enron Energy Services Operations, Inc.                 01-16040            --          --         --        --         4         4
Enron Energy Marketing Corp.                           01-16041            --          --         --        --        --        --
Enron Energy Services, Inc.                            01-16042            --          --         --        --        13        13
Enron Energy Services, LLC                             01-16043            --          --         --        --        --        --
Enron Transportation Services Company                  01-16044            --          --         --        --        --        --
BAM Leasing Company                                    01-16045            --          --         --        --        --        --
ENA Asset Holdings, L.P.                               01-16046            --          --         --        --        --        --
Enron Gas Liquids, Inc.                                01-16048            --          --         --        --        --        --
Enron Global Markets LLC                               01-16076            --          --         --        --        --        --
Enron Net Works L.L.C.                                 01-16078            --           1         --         3        --         4
Enron Industrial Markets LLC                           01-16080            --          --         --        --        --        --
Operational Energy Corp.                               01-16109            --          --         --         1        (1)       --
Enron Engineering & Construction Co.                   01-16110            --          --         --         4        (4)       --
Enron Engineering & Operational
 Services Co.                                          01-16111            --          --         --        --        --        --
Garden State Paper Company LLC                         01-16280            --          --         --        --        20        20
Palm Beach Development Company, L.L.C.                 01-16319            --          --         --        --        --        --
Tenant Services, Inc.                                  01-16428            --          --         --        --        --        --
Enron Energy Information
 Solutions, Inc.                                       01-16429            --          --         --        --        --        --
EESO Merchant Investments, Inc.                        01-16430            --          --         --        --        --        --
Enron Federal Solutions, Inc.                          01-16431            --          --         --        --        --        --
Enron Freight Markets Corp.                            01-16467            --          --         --        --        --        --
Enron Broadband Services, L.P.                         01-16483            --          --         --         4        (4)       --
Enron Energy Services North America, Inc.              02-10007            --          --         --         8        (4)        4
Enron LNG Marketing LLC                                02-10038            --          --         --        --        --        --
Calypso Pipeline, LLC                                  02-10059            --          --         --        --        --        --
Enron Global LNG LLC                                   02-10060            --          --         --        --        --        --
Enron International Fuel Management Company            02-10061            --          --         --        --        --        --
Enron Natural Gas Marketing Corp.                      02-10132            --          --         --        --        --        --
ENA Upstream Company LLC                               02-10232            --          --         --        --        --        --
Enron Liquid Fuels, Inc.                               02-10252            --          --         --        --        --        --
Enron LNG Shipping Company                             02-10346            --          --         --        --        --        --
Enron Property & Services Corp.                        02-10464            --          --         --         7        --         7
Enron Capital & Trade Resources
 International Corp.                                   02-10613            --          --         --        --         3         3
Enron Communication Leasing Corp.                      02-10632            --          --         --        --        --        --
Enron Wind Corp. (b)                                   02-10743
Enron Wind Systems, Inc. (b)                           02-10747
Enron Wind Energy Systems Corp. (b)                    02-10748
Enron Wind Maintenance Corp. (b)                       02-10751
Enron Wind Constructors Corp. (b)                      02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                 02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)               02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)                02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                 02-10766


                             Continued on next page

                                                                         Table 4

                               As of July 31, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                        Case No.    1-30     31-60     61-90       91+        Other      Total
-----------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                02-10939         --       --        --         --          --         --
Enron Processing Properties, Inc.                   02-11123         --       --        --         --          --         --
Enron Methanol Company                              02-11239         --       --        --         --          --         --
Enron Ventures Corp.                                02-11242         --       --        --         --          --         --
Enron Mauritius Company                             02-11267         --       --        --         --          --         --
Enron India Holding Ltd.                            02-11268         --       --        --         --          --         --
Offshore Power Production C.V.                      02-11272         --       --        --         --          --         --
The New Energy Trading Company                      02-11824         --       --        --         --          --         --
EES Service Holdings, Inc.                          02-11884         --       --        --         --           1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)        02-12104
ZWHC, LLC (a)                                       02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                        02-12106
Enron Reserve Acquisition Corp.                     02-12347         --       --        --         --          --         --
EPC Estate Services, Inc.                           02-12398
 (formerly National Energy Production Corp.) (a)    02-12398
Enron Power & Industrial Construction (a)           02-12400
NEPCO Power Procurement Co. (a)                     02-12402
NEPCO Services International, Inc. (a)              02-12403
San Juan Gas Company, Inc.                          02-12902         --       --        --          4          (3)         1
EBF, LLC                                            02-13702         --       --        --         --          --         --
Zond Minnesota Construction Company LLC (a)         02-13723
Enron Fuels International, Inc.                     02-14046         --       --        --         --          --         --
E Power Holdings Corp.                              02-14632         --       --        --         --          --         --
Enron Construction Management Services, Inc.        02-14885         --       --        --         --          --         --
Enron Management Inc.                               02-14977         --       --        --         --          --         --
Enron Expat Services, Inc.                          02-15716         --       --        --          2          --          2
Artemis Associates, LLC                             02-16441         --       --        --         --          --         --
Clinton Energy Management Services, Inc.            02-16492         --       --        --         --          --         --
LINGTEC Constructors, L.P.                          03-10106         --       --        --         --          --         --
EGS New Ventures Corp.                              03-10673         --       --        --         --          --         --
Louisiana Gas Marketing Company                     03-10676         --       --        --         --          --         --
Louisiana Resources Company                         03-10678         --       --        --         --          --         --
LGMI, Inc.                                          03-10681         --       --        --         --          --         --
LRCI, Inc.                                          03-10682         --       --        --         --          --         --
Enron Communications Group, Inc.                    03-11364         --       --        --         --          --         --
EnRock Management, LLC                              03-11369         --       --        --         --          --         --
ECI-Texas, L.P.                                     03-11371         --       --        --         --          --         --
EnRock, L.P.                                        03-11373         --       --        --         --          --         --
ECI-Nevada Corp.                                    03-11374         --       --        --         --          --         --
Enron Alligator Alley Pipeline Company              03-12088         --       --        --         --          --         --
Enron Wind Storm Lake I LLC (a)                     03-13151
ECT Merchant Investments Corp.                      03-13154         --       --        --         --          --         --
EnronOnline, LLC                                    03-13155         --       --        --         --          --         --
St. Charles Development Company, LLC                03-13156         --       --        --         --          --         --
Calcasieu Development Company, LLC                  03-13157         --       --        --         --          --         --
Calvert City Power I, LLC                           03-13158         --       --        --         --          --         --
Enron ACS, Inc.                                     03-13159         --       --        --         --          --         --
LOA, Inc.                                           03-13160         --       --        --         --          --         --
Enron India LLC                                     03-13234         --       --        --         --          --         --
Enron International Inc.                            03-13235         --       --        --         --          --         --
Enron International Holdings Corp.                  03-13236         --       --        --         --          --         --
Enron Middle East LLC                               03-13237         --       --        --         --          --         --
Enron WarpSpeed Services, Inc.                      03-13238         --       --        --         --          --         --
Modulus Technologies, Inc.                          03-13239         --       --        --         --          --         --
Enron Telecommunications, Inc.                      03-13240         --       --        --         --          --         --
DataSystems Group, Inc.                             03-13241         --       --        --         --          --         --
Risk Management & Trading Corp.                     03-13259         --       --        --         --          --         --
Omicron Enterprises, Inc.                           03-13449         --       --        --         --          --         --



                             Continued on next page

                                                                         Table 4

                               As of July 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                           Case No.     1-30      31-60      61-90      91+       Other    Total
------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                            03-13447          --        --         --        --         --       --
EFS II, Inc.                                           03-13447          --        --         --        --         --       --
EFS III, Inc.                                          03-13453          --        --         --        --         --       --
EFS V, Inc.                                            03-13454          --        --         --        --         --       --
EFS VI, Inc.                                           03-13457          --        --         --        --         --       --
EFS VII, Inc.                                          03-13459          --        --         --        --         --       --
EFS IX, Inc.                                           03-13460          --        --         --        --         --       --
EFS X, Inc.                                            03-13461          --        --         --        --         --       --
EFS XI, Inc.                                           03-13462          --        --         --        --         --       --
EFS XII, Inc.                                          03-13463          --        --         --        --         --       --
EFS XV, Inc.                                           03-13465          --        --         --        --         --       --
EFS XVII, Inc.                                         03-13467          --        --         --        --         --       --
Jovinole Associates                                    03-13468          --        --         --        --         --       --
EFS Holdings, Inc.                                     03-13469          --        --         --        --         --       --
Enron Operations Services Corp.                        03-13489          --        --         --        --         --       --
Green Power Partners I LLC (a)                         03-13500
TLS Investors, LLC                                     03-13502          --        --         --        --         --       --
ECT Securities Limited Partnership                     03-13644          --        --         --        --         --       --
ECT Securities LP Corp.                                03-13647          --        --         --        --         --       --
ECT Securities GP Corp.                                03-13649          --        --         --        --         --       --
KUCC Cleburne, LLC                                     03-13862          --        --         --        --         --       --
Enron International Asset Management Corp.             03-13877          --        --         --        --         --       --
Enron Brazil Power Holdings XI Ltd.                    03-13878          --        --         --        --         --       --
Enron Holding Company L.L.C.                           03-13879          --        --         --        --         --       --
Enron Development Management Ltd.                      03-13880          --        --         --        --         --       --
Enron International Korea Holdings Corp.               03-13881          --        --         --        --         --       --
Enron Caribe VI Holdings Ltd.                          03-13882          --        --         --        --         --       --
Enron International Asia Corp.                         03-13883          --        --         --        --         --       --
Enron Brazil Power Investments XI Ltd.                 03-13884          --        --         --        --         --       --
Paulista Electrical Distribution, L.L.C.               03-13885          --        --         --        --         --       --
Enron Pipeline Construction Services Company           03-13915          --        --         --        --         --       --
Enron Pipeline Services Company                        03-13918          --        --         --        --         --       --
Enron Trailblazer Pipeline Company                     03-13919          --        --         --        --         --       --
Enron Liquid Services Corp.                            03-13920          --        --         --        --         --       --
Enron Machine and Mechanical Services, Inc.            03-13926          --        --         --        --         --       --
Enron Commercial Finance Ltd.                          03-13930          --        --         --        --         --       --
Enron Permian Gathering Inc.                           03-13949          --        --         --        --         --       --
Transwestern Gathering Company                         03-13950          --        --         --        --         --       --
Enron Gathering Company                                03-13952          --        --         --        --         --       --
EGP Fuels Company                                      03-13953          --        --         --        --         --       --
Enron Asset Management Resources, Inc,                 03-13957          --        --         --        --         --       --
Enron Brazil Power Holdings I Ltd.                     03-14053          --        --         --        --         --       --
Enron do Brazil Holdings Ltd.                          03-14054          --        --         --        --         --       --
Enron Wind Storm Lake II LLC (a)                       03-14065
Enron Renewable Energy Corp. (a)                       03-14067
Enron Acquisition III Corp.                            03-14068          --        --         --        --         --       --
Enron Wind Lake Benton LLC (a)                         03-14069
Superior Construction Company                          03-14070          --        --         --        --         --       --
EFS IV, Inc.                                           03-14126          --        --         --        --         --       --
EFS VIII, Inc.                                         03-14130          --        --         --        --         --       --
EFS XIII, Inc.                                         03-14131          --        --         --        --         --       --
Enron Credit Inc.                                      03-14175          --        --         --        --         --       --
Enron Power Corp.                                      03-14176          --        --         --        --         --       --
Richmond Power Enterprise L.P.                         03-14177          --        --         --        --         --       --
ECT Strategic Value Corp.                              03-14178          --        --         --        --         --       --
Enron Development Funding Ltd.                         03-14185          --        --         --        --         --       --
Atlantic Commercial Finance, Inc.                      03-14223          --        --         --        --         --       --
The Protane Corporation                                03-14224          --        --         --        --         --       --



                           Continued on the next page

                                                                         Table 4

                               As of July 31, 2003
                                  (In Millions)

                                                            Current
Debtor Company                              Case No.          1-30           31-60        61-90       91+      Other      Total
-------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC      03-14225             --             --           --         --        --         --
Enron Development Corp.                    03-14226             --             --           --         --        --         --
ET Power 3 LLC                             03-14227             --             --           --         --        --         --
Nowa Sarzyna Holding B.V.                  03-14228             --             --           --         --        --         --
Enron South America LLC                    03-14229             --             --           --         --        --         --
Enron Global Power & Pipelines LLC         03-14230             --             --           --         --        --         --
Portland General Holdings, Inc.            03-14231             --             --           --         --        --         --
Portland Transition Company, Inc.          03-14232             --             --           --         --        --         --
Cabazon Power Partners LLC                 03-14539             --             --           --         --        --         --
Cabazon Holdings LLC                       03-14540             --             --           --         --        --         --
Enron Caribbean Basin LLC                  03-14862             --             --           --         --        --         --
Victory Garden Power Partners I LLC        03-14871             --             --           --         --        --         --
                                                              ----         ------       -------     -----    --------    -----
Combined Debtor Entities                                      $  2         $    2       $     1     $ 233    $     16    $ 254
                                                              ====         ======       =======     =====    ========    =====


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                                  Beginning                   Payments         Other       Ending
Debtor Company                                      Case No.       Balance      Billings      Received      Adjustments    Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                    01-16033         $   --        $   --        $   --         $   --       $   --
Enron Corp.                                       01-16034            179             5            (4)            (1)         179
Enron North America Corp.                         01-16035             14            --            --              1           15
Enron Power Marketing, Inc.                       01-16036             --            --            --             --           --
PBOG Corp.                                        01-16037             --            --            --             --           --
Smith Street Land Company                         01-16038             --            --            --             --           --
Enron Broadband Services, Inc.                    01-16039              1            --            --             --            1
Enron Energy Services Operations, Inc.            01-16040              3            --            --              1            4
Enron Energy Marketing Corp.                      01-16041             --            --            --             --           --
Enron Energy Services, Inc.                       01-16042             13            --            --             --           13
Enron Energy Services, LLC                        01-16043             --            --            --             --           --
Enron Transportation Services Company             01-16044             --            --            --             --           --
BAM Leasing Company                               01-16045             --            --            --             --           --
ENA Asset Holdings, L.P.                          01-16046             --            --            --             --           --
Enron Gas Liquids, Inc.                           01-16048             --            --            --             --           --
Enron Global Markets LLC                          01-16076             --            --            --             --           --
Enron Net Works L.L.C.                            01-16078              4            --            --             --            4
Enron Industrial Markets LLC                      01-16080             --            --            --             --           --
Operational Energy Corp.                          01-16109             --            --            --             --           --
Enron Engineering & Construction Co.              01-16110             --            --            --             --           --
Enron Engineering & Operational
 Services Co.                                     01-16111             --            --            --             --           --
Garden State Paper Company LLC                    01-16280             20            --            --             --           20
Palm Beach Development Company, L.L.C.            01-16319             --            --            --             --           --
Tenant Services, Inc.                             01-16428             --            --            --             --           --
Enron Energy Information
 Solutions, Inc.                                  01-16429             --            --            --             --           --
EESO Merchant Investments, Inc.                   01-16430             --            --            --             --           --
Enron Federal Solutions, Inc.                     01-16431             --            --            --             --           --
Enron Freight Markets Corp.                       01-16467             --            --            --             --           --
Enron Broadband Services, L.P.                    01-16483             --            --            --             --           --
Enron Energy Services North America, Inc.         02-10007              4            --            --             --            4
Enron LNG Marketing LLC                           02-10038             --            --            --             --           --
Calypso Pipeline, LLC                             02-10059             --            --            --             --           --
Enron Global LNG LLC                              02-10060             --            --            --             --           --
Enron International Fuel Management Company       02-10061             --            --            --             --           --
Enron Natural Gas Marketing Corp.                 02-10132             --            --            --             --           --
ENA Upstream Company LLC                          02-10232             --            --            --             --           --
Enron Liquid Fuels, Inc.                          02-10252             --            --            --             --           --
Enron LNG Shipping Company                        02-10346             --            --            --             --           --
Enron Property & Services Corp.                   02-10464              7            --            --             --            7
Enron Capital & Trade Resources
   International Corp.                            02-10613              3            --            --             --            3
Enron Communication Leasing Corp.                 02-10632             --            --            --             --           --
Enron Wind Corp. (b)                              02-10743
Enron Wind Systems Inc. (b)                       02-10747
Enron Wind Energy Systems Corp. (b)               02-10748
Enron Wind Maintenance Corp. (b)                  02-10751
Enron Wind Constructors Corp. (b)                 02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)            02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)           02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)          02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)           02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)            02-10766


                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                                     Beginning                 Payments       Other        Ending
Debtor Company                                        Case No.        Balance      Billings    Received    Adjustments     Balance
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939            --            --          --           --            --
Enron Processing Properties, Inc.                     02-11123            --            --          --           --            --
Enron Methanol Company                                02-11239            --            --          --           --            --
Enron Ventures Corp.                                  02-11242            --            --          --           --            --
Enron Mauritius Company                               02-11267            --            --          --           --            --
Enron India Holding Ltd.                              02-11268            --            --          --           --            --
Offshore Power Production C.V.                        02-11272            --            --          --           --            --
The New Energy Trading Company                        02-11824            --            --          --           --            --
EES Services Holdings, Inc.                           02-11884             1            --          --           --             1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106
Enron Reserve Acquisition Corp.                       02-12347            --            --          --           --            --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902             1            --          --           --             1
EBF, LLC                                              02-13702            --            --          --           --            --
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046            --            --          --           --            --
E Power Holdings Corp.                                02-14632            --            --          --           --            --
Enron Construction Management Services, Inc.          02-14885            --            --          --           --            --
Enron Management, Inc.                                02-14977            --            --          --           --            --
Enron Expat Services, Inc.                            02-15716             2            --          --           --             2
Artemis Associates, LLC                               02-16441            --            --          --           --            --
Clinton Energy Management Services, Inc.              02-16492            --            --          --           --            --
LINGTEC Constructors, L.P.                            03-10106            --            --          --           --            --
EGS New Ventures Corp.                                03-10673            --            --          --           --            --
Louisiana Gas Marketing Company                       03-10676            --            --          --           --            --
Louisiana Resources Company                           03-10678            --            --          --           --            --
LGMI, Inc.                                            03-10681            --            --          --           --            --
LRCI, Inc.                                            03-10682            --            --          --           --            --
Enron Communications Group, Inc.                      03-11364            --            --          --           --            --
EnRock Management, LLC                                03-11369            --            --          --           --            --
ECI-Texas, L.P.                                       03-11371            --            --          --           --            --
EnRock, L.P.                                          03-11373            --            --          --           --            --
ECI-Nevada Corp.                                      03-11374            --            --          --           --            --
Enron Alligator Alley Pipeline Company                03-12088            --            --          --           --            --
Enron Wind Storm Lake I LLC (a)                       03-13151
ECT Merchant Investments Corp.                        03-13154            --            --          --           --            --
EnronOnline, LLC                                      03-13155            --            --          --           --            --
St. Charles Development Company, LLC                  03-13156            --            --          --           --            --
Calcasieu Development Company, LLC                    03-13157            --            --          --           --            --
Calvert City Power I, LLC                             03-13158            --            --          --           --            --
Enron ACS, Inc.                                       03-13159            --            --          --           --            --
LOA, Inc.                                             03-13160            --            --          --           --            --
Enron India LLC                                       03-13234            --            --          --           --            --
Enron International Inc.                              03-13235            --            --          --           --            --
Enron International Holdings Corp.                    03-13236            --            --          --           --            --
Enron Middle East LLC                                 03-13237            --            --          --           --            --
Enron WarpSpeed Services, Inc.                        03-13238            --            --          --           --            --
Modulus Technologies, Inc.                            03-13240            --            --          --           --            --
Enron Telecommunications, Inc.                        03-13240            --            --          --           --            --
DataSystems Group, Inc.                               03-13241            --            --          --           --            --
Risk Management & Trading Corp.                       03-13259            --            --          --           --            --
Omicron Enterprises, Inc.                             03-13446            --            --          --           --            --



                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                                 Beginning                    Payments          Other       Ending
Debtor Company                                    Case No.        Balance       Billings      Received       Adjustments    Balance
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                      03-13447             --             --            --              --           --
EFS II, Inc.                                     03-13451             --             --            --              --           --
EFS III, Inc.                                    03-13453             --             --            --              --           --
EFS V, Inc.                                      03-13454             --             --            --              --           --
EFS VI, Inc.                                     03-13457             --             --            --              --           --
EFS VII, Inc.                                    03-13459             --             --            --              --           --
EFS IX, Inc.                                     03-13460             --             --            --              --           --
EFS X, Inc.                                      03-13461             --             --            --              --           --
EFS XI, Inc.                                     03-13462             --             --            --              --           --
EFS XII, Inc.                                    03-13463             --             --            --              --           --
EFS XV, Inc.                                     03-13465             --             --            --              --           --
EFS XVII, Inc.                                   03-13467             --             --            --              --           --
Jovinole Associates                              03-13468             --             --            --              --           --
EFS Holdings, Inc.                               03-13469             --             --            --              --           --
Enron Operations Services Corp.                  03-13489             --             --            --              --           --
Green Power Partners I, LLC (a)                  03-14500
TLS Investors, LLC                               03-14502             --             --            --              --           --
ECT Securities Limited Partnership               03-13644             --             --            --              --           --
ECT Securities LP Corp.                          03-13647             --             --            --              --           --
ECT Securities GP Corp.                          03-13649             --             --            --              --           --
KUCC Cleburne, LLC                               03-13862             --             --            --              --           --
Enron International Asset Management Corp.       03-13877             --             --            --              --           --
Enron Brazil Power Holdings XI Ltd.              03-13878             --             --            --              --           --
Enron Holding Company L.L.C.                     03-13879             --             --            --              --           --
Enron Development Management Ltd.                03-13880             --             --            --              --           --
Enron International Korea Holdings Corp.         03-13881             --             --            --              --           --
Enron Caribe VI Holdings Ltd.                    03-13882             --             --            --              --           --
Enron International Asia Corp.                   03-13883             --             --            --              --           --
Enron Brazil Power Investments XI Ltd.           03-13884             --             --            --              --           --
Paulista Electrical Distribution, L.L.C.         03-13885             --             --            --              --           --
Enron Pipeline Construction Services Company     03-13915             --             --            --              --           --
Enron Pipeline Services Company                  03-13918             --             --            --              --           --
Enron Trailblazer Pipeline Company               03-13919             --             --            --              --           --
Enron Liquid Services Corp.                      03-13920             --             --            --              --           --
Enron Machine and Mechanical Services, Inc.      03-13926             --             --            --              --           --
Enron Commercial Finance Ltd.                    03-13930             --             --            --              --           --
Enron Permian Gathering Inc.                     03-13949             --             --            --              --           --
Transwestern Gathering Company                   03-13950             --             --            --              --           --
Enron Gathering Company                          03-13952             --             --            --              --           --
EGP Fuels Company                                03-13953             --             --            --              --           --
Enron Asset Management Resources, Inc.           03-13957             --             --            --              --           --
Enron Brazil Power Holdings I, Ltd.              03-14053             --             --            --              --           --
Enron do Brazil Holdings Ltd.                    03-14054             --             --            --              --           --
Enron Wind Storm Lake II LLC (a)                 03-14065
Enron Renewable Energy Corp. (a)                 03-14067
Enron Acquisition III Corp.                      03-14068             --             --            --              --           --
Enron Wind Lake Benton LLC (a)                   03-14069
Superior Construction Company                    03-14070             --             --            --              --           --
EFS IV, Inc.                                     03-14126             --             --            --              --           --
EFS VIII, Inc.                                   03-14130             --             --            --              --           --
EFS XIII, Inc.                                   03-14131             --             --            --              --           --
Enron Credit Inc.                                03-14175             --             --            --              --           --
Enron Power Corp.                                03-14176             --             --            --              --           --
Richmond Power Enterprise, L.P.                  03-14177             --             --            --              --           --
ECT Strategic Value Corp.                        03-14178             --             --            --              --           --
Enron  Development Corp.                         03-14185             --             --            --              --           --
Atlantic Commercial Finance, Inc.                03-14223             --             --            --              --           --
The Protane Corporation                          03-14224             --             --            --              --           --



                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended July 31, 2003
                                  (In Millions)

                                                            Beginning                   Payments           Other           Ending
Debtor Company                                Case No.      Balance        Billings     Received        Adjustments        Balance
--------------                               ---------      ---------      ---------    ---------       -----------        -------
Enron Asia Pacific/ Africa/ China            03-14225            --             --           --               --               --
Enron Development Corp.                      03-14226            --             --           --               --               --
ET Power 3 LLC                               03-14227            --             --           --               --               --
Nowa Sarzyna Holding B.V.                    03-14228            --             --           --               --               --
Enron South America LLC                      03-14229            --             --           --               --               --
Enron Global Power & Pipelines LLC           03-14230            --             --           --               --               --
Portland General Holdings, Inc.              03-14231            --             --           --               --               --
Portland Transition Company, Inc.            03-14232            --             --           --               --               --
Cabazon Power Partners LLC                   03-14539            --             --           --               --               --
Cabazon Holdings LLC                         03-14540            --             --           --               --               --
Enron Caribbean Basin LLC                    03-14862            --             --           --               --               --
Victory Garden Power Partners I LLC          03-14871            --             --           --               --               --
                                                              -----           ----        ----              ----            -----
Combined Debtor Entities                                      $ 252           $  5        $ (4)             $  1            $ 254
                                                              =====           ====        ====              ====            =====


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of July 31, 2003
                                  (In Millions)


Debtor Company                                         Case No.                   Receivables               Payables
--------------                                        ----------                  -----------              ----------
Enron Metals & Commodity Corp.                        01-16033                    $       1                $       7
Enron Corp.                                           01-16034                           --                       --
Enron North America Corp.                             01-16035                            9                       30
Enron Power Marketing, Inc.                           01-16036                           --                       --
PBOG Corp.                                            01-16037                           --                       --
Smith Street Land Company                             01-16038                           --                       --
Enron Broadband Services, Inc.                        01-16039                           --                       --
Enron Energy Services Operations, Inc.                01-16040                           15                      307
Enron Energy Marketing Corp.                          01-16041                          121                       34
Enron Energy Services, Inc.                           01-16042                          209                      175
Enron Energy Services, LLC                            01-16043                           --                       --
Enron Transportation Services Company                 01-16044                           --                       --
BAM Leasing Company                                   01-16045                           --                       --
ENA Asset Holdings, L.P.                              01-16046                           --                       --
Enron Gas Liquids, Inc.                               01-16048                           --                        7
Enron Global Markets LLC                              01-16076                           --                       --
Enron Net Works L.L.C.                                01-16078                           --                       --
Enron Industrial Markets LLC                          01-16080                           --                       --
Operational Energy Corp.                              01-16109                           --                       --
Enron Engineering & Construction Co.                  01-16110                           --                       --
Enron Engineering & Operational
  Services Co.                                        01-16111                           --                       --
Garden State Paper Company LLC                        01-16280                            1                       18
Palm Beach Development Company, L.L.C.                01-16319                           --                       --
Tenant Services, Inc.                                 01-16428                           --                       30
Enron Energy Information
  Solutions, Inc.                                     01-16429                           --                       --
EESO Merchant Investments, Inc.                       01-16430                           --                       --
Enron Federal Solutions, Inc.                         01-16431                           --                       --
Enron Freight Markets Corp.                           01-16467                           --                       --
Enron Broadband Services, L.P.                        01-16483                           --                       --
Enron Energy Services North America, Inc.             02-10007                           --                       --
Enron LNG Marketing LLC                               02-10038                           --                       --
Calypso Pipeline, LLC                                 02-10059                           --                       --
Enron Global LNG LLC                                  02-10060                           --                       --
Enron International Fuel Management Company           02-10061                           --                       --
Enron Natural Gas Marketing Corp.                     02-10132                           --                       --
ENA Upstream Company LLC                              02-10232                           --                       69
Enron Liquid Fuels, Inc.                              02-10252                           --                       --
Enron LNG Shipping Company                            02-10346                           --                       --
Enron Property & Services Corp.                       02-10464                           --                       --
Enron Capital & Trade Resources
   International Corp.                                02-10613                           78                      131
Enron Communication Leasing Corp.                     02-10632                           --                       --
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766


                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of July 31, 2003
                                  (In Millions)


Debtor Company                                                 Case No.                 Receivables                    Payables
--------------                                                 --------                 -----------                    --------
Intratex Gas Company                                           02-10939                      --                            --
Enron Processing Properties, Inc.                              02-11123                      --                            --
Enron Methanol Company                                         02-11239                      --                            --
Enron Ventures Corp.                                           02-11242                      --                            --
Enron Mauritius Company                                        02-11267                      --                            --
Enron India Holding Ltd.                                       02-11268                      --                            --
Offshore Power Production C.V.                                 02-11272                      --                            --
The New Energy Trading Company                                 02-11824                      --                            --
EES Service Holdings, Inc.                                     02-11884                      --                            --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)                   02-12104                      --                            --
ZWHC, LLC (a)                                                  02-12105                      --                            --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                                   02-12106                      --                            --
Enron Reserve Acquisition Corp. (b)                            02-12347                      --                            --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)               02-12398
Enron Power & Industrial Construction (a)                      02-12400
NEPCO Power Procurement Co. (a)                                02-12402
NEPCO Services International, Inc. (a)                         02-12403
San Juan Gas Company, Inc.                                     02-12902                      --                            --
EBF, LLC                                                       02-13702                      --                            --
Zond Minnesota Construction Company LLC (a)                    02-13723
Enron Fuels International, Inc.                                02-14046                      --                            --
E Power Holdings Corp.                                         02-14632                      --                            --
Enron Construction Management, Inc.                            02-14885                      --                            --
Enron Management, Inc.                                         04-14977                      --                            --
Enron Expat Services, Inc.                                     02-15716                      --                            --
Artemis Associates, LLC                                        02-16441                      --                            --
Clinton Energy Management Services, Inc.                       02-16492                       8                             2
LINGTEC Constructors, L.P.                                     03-10106                      --                            --
EGS New Ventures Corp.                                         03-10673                      --                            --
Louisiana Gas Marketing Company                                03-10676                      --                            --
Louisiana Resources Company                                    03-10678                      --                            --
LGMI, Inc.                                                     03-10681                      --                            --
LRCI, Inc.                                                     03-10682                      --                            --
Enron Communications Group, Inc.                               03-10364                      --                            --
EnRock Management, LLC                                         03-10369                      --                            --
ECI-Texas, L.P.                                                03-11371                      --                            --
EnRock, L.P.                                                   03-11373                      --                            --
ECI-Nevada Corp.                                               03-11374                      --                            --
Enron Alligator Alley Pipeline Company                         03-12088                      --                            --
Enron Wind Storm Lake I, LLC (a)                               03-13151
ECT Merchant Investments Corp.                                 03-13154                      --                            --
EnronOnline, LLC                                               03-13155                      --                            --
St. Charles Development Company, LLC                           03-13156                      --                            --
Calcasieu Development Company, LLC                             03-13157                      --                            --
Calvert City Power I, LLC                                      03-13158                      --                            --
Enron ACS, Inc.                                                03-13159                      --                            --
LOA, Inc.                                                      03-13160                      --                            --
Enron India LLC                                                03-13234                      --                            --
Enron International Inc.                                       03-13235                      --                            --
Enron International Holdings Corp.                             03-13236                      --                            --
Enron Middle East LLC                                          03-13237                      --                            --
Enron WarpSpeed Services, Inc.                                 03-13238                      --                            --
Modulus Technologies, Inc.                                     03-13239                      --                            --
Enron Telecommunications, Inc.                                 03-13240                      --                            --
DataSystems Group, Inc.                                        03-13241                      --                            --
Risk Management & Trading Corp.                                03-13259                      --                            --
Omicron Enterprises, Inc.                                      03-13446                      --                            --



                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of July 31, 2003
                                  (In Millions)


Debtor Company                                                 Case No.                 Receivables               Payables
--------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                                    03-13447                      --                      --
EFS II, Inc.                                                   03-13451                      --                      --
EFS III, Inc.                                                  03-13453                      --                      --
EFS V, Inc.                                                    03-13454                      --                      --
EFS VI, Inc.                                                   03-13457                      --                      --
EFS VII, Inc.                                                  03-13459                      --                      --
EFS IX, Inc.                                                   03-13460                      --                      --
EFS X, Inc.                                                    03-13461                      --                      --
EFS XI, Inc.                                                   03-13462                      --                      --
EFS XII, Inc.                                                  03-13463                      --                      --
EFS XV, Inv.                                                   03-13465                      --                      --
EFS XVII, Inc.                                                 03-13467                      --                      --
Jovinole Associates                                            03-13468                      --                      --
EFS Holdings, Inc.                                             03-13469                      --                      --
Enron Operations Services Corp.                                03-13489                      --                      --
Green Power Partners I LLC (a)                                 03-13500
TLS Investors, LLC                                             03-13502                      --                      --
ECT Securities Limited Partnership                             03-13644                      --                      --
ECT Securities LP Corp.                                        03-13647                      --                      --
ECT Securities GP Corp.                                        03-13649                      --                      --
KUCC Cleburne, LLC                                             03-13862                      --                      --
Enron International Asset Management Corp.                     03-13877                      --                      --
Enron Brazil Power Holdings XI Ltd.                            03-13878                      --                      --
Enron Holding Company L.L.C.                                   03-13879                      --                      --
Enron Development Management Ltd.                              03-13880                      --                      --
Enron International Korea Holdings Corp.                       03-13881                      --                      --
Enron Caribe VI Holdings Ltd.                                  03-13882                      --                      --
Enron International Asia Corp.                                 03-13883                      --                      --
Enron Brazil Power Investments XI Ltd.                         03-13884                      --                      --
Paulista Electrical Distribution, L.L.C.                       03-13885                      --                      --
Enron Pipeline Construction Services Company                   03-13915                      --                      --
Enron Pipeline Services Company                                03-13918                      --                      --
Enron Trailblazer Pipeline Company                             03-13919                      --                      --
Enron Liquid Services Corp.                                    03-13920                      --                      --
Enron Machine and Mechanical Services, Inc.                    03-13926                      --                      --
Enron Commercial Finance Ltd.                                  03-13930                      --                      --
Enron Permian Gathering Inc.                                   03-13949                      --                      --
Transwestern Gathering Company                                 03-13950                      --                      --
Enron Gathering Company                                        03-13952                      --                      --
EGP Fuels Company                                              03-13953                      --                      --
Enron Asset Management Resources, Inc.                         03-13957                      --                      --
Enron Brazil Power Holdings I Ltd.                             03-14053                      --                      --
Enron do Brazil Holdings Ltd.                                  03-14054                      --                      --
Enron Wind Storm Lake II LLC (a)                               03-14065
Enron Renewable Energy Corp. (a)                               03-14067
Enron Acquisition III Corp.                                    03-14068                      --                      --
Enron Wind Lake Benton LLC (a)                                 03-14069
Superior Constriction Company                                  03-14070                      --                      --
EFS IV, Inc.                                                   03-14126                      --                      --
EFS VII, Inc.                                                  03-14130                      --                      --
EFS XIII, Inc.                                                 03-14131                      --                      --
Enron Credit Inc.                                              03-14175                      --                      --
Enron Power Corp.                                              03-14176                      --                      --
Richmond Power Enterprise, L.P.                                03-14177                      --                      --
ECT Strategic Value Corp.                                      03-14178                      --                      --
Enron Development Funding Ltd.                                 03-14185                      --                      --
Atlantic Commercial Finance, Inc.                              03-14223                      --                      --
The Protane Corporation                                        03-14224                      --                      --



                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of July 31, 2003
                                  (In Millions)


Debtor Company                                                 Case No.              Receivables                  Payables
----------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China                              03-14225                   --                            --
Enron Development Corp.                                        03-14226                   --                            --
ET Power 3 LLC                                                 03-14227                   --                            --
Nowa Sarzyna Holding B.V.                                      03-14228                   --                            --
Enron South America LLC                                        03-14229                   --                            --
Enron Global Power & Pipelines LLC                             03-14230                   --                            --
Portland General Holdings, Inc.                                03-14231                   --                            --
Portland Transition Company, Inc.                              03-14231                   --                            --
Cabazon Power Partners LLC                                     03-14539                   --                            --
Cabazon Holdings LLC                                           03-14540                   --                            --
Enron Caribbean Basin LLC                                      03-14862                   --                            --
Victory Garden Power Partners I LLC                            03-14871                   --                            --
                                                                                   ---------                     ---------
Combined Debtor Entities                                                           $     442                     $     810
                                                                                   =========                     =========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended July 31, 2003
                                  (In Millions)


                                                                        Asset                          Book
Company                                Date Closed                    Description                      Value         Proceeds
-----------------------------------------------------------------------------------------------------------------------------
Debtor Companies

None.

Non-Debtor Companies

Joint Energy Development Investments I    7/01/03         Sale of oil and gas overriding royalty      $  --             $   1
                                                          interest (ORRI) in properties in several
                                                          parishes in South Louisiana.

McGarret XI, LLC                          7/23/03         Sale of 100% of the stock of an oil and         2                25
                                                          gas corporation (CGas) in Columbus, Ohio.
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